Exhibit 99.2

Clearwater Paper Corporationfirst quarter 2016Supplemental Information Linda Massman President, Chief Executive Officer and DirectorJohn HertzSenior Vice President Finance and Chief Financial Officer

Forward-Looking Statements This supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding financial models; the costs, timing and benefits associated with strategic capital investments and operational improvements; segment, corporate and consolidated outlook for Q2 2016; production; product volumes shipped; product pricing and sales mix; pulp and wood fiber costs and supply; chemical costs; operational and packaging supply costs; transportation costs; energy costs; cost and timing of major maintenance and repairs; cost of wages and benefits; selling, general, and administrative expenses; corporate expenses; estimated Q2 2016 EBITDA and adjusted EBITDA; and segment maintenance expense for 2016. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, as well as the following: competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors in North America and abroad;changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate;changes in customer product preferences and competitors' product offerings;the loss of or changes in prices in regards to a significant customer;cyclical industry conditions;changes in the cost and availability of wood fiber and wood pulp;inability to successfully implement our operational efficiencies and expansion strategies;changes in transportation costs and disruptions in transportation services;customer acceptance in North America and abroad, timing and quantity of purchases of our tissue products;changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs;environmental liabilities or expenditures;labor disruptions;manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunction and damage to our manufacturing facilities;changes in expenses and required contributions associated with our pension plans;reliance on a limited number of third-party suppliers for raw materials;inability to fund our debt obligations;restrictions on our business from debt covenants and terms; andchanges in laws, regulations or industry standards affecting our business.Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. 1 first Quarter financial highlights $437 million net sales, up 1.3% VS. Q4’15, vs. our outlook of up 0% to 1%$38 million gaap operating income, up 4% vs. Q4’15$60 million adjusted EBitda1, up 2% VS. q4’15, at high end of our outlook of $52 to $60 millionDiluted gaap eps of $1.05, Adjusted diluted eps of $1.091$8 million of benefit achieved from strategic capital and operational efficiency initiatives in q1’16, $19 million total since q1’15Returned $28 million to shareholders as part of new $100 million share buyback program at average cost of $39 per share 2 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

Financial Summary (GAAP basis)(Unaudited) 3

Financial Summary (adjusted basis)(Unaudited) 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.2 Adjusted gross profit margin is defined as Adjusted gross profit divided by Net sales.3 Adjusted operating margin is defined as Adjusted operating income divided by Net sales.4 Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net sales.5 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1... 4

Q1’16 vs. Q4’15Consolidated Adjusted EBITDA1 Bridge 5 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. Price/mix Lower paperboard pricing, higher mix of tissue parent roll sales volume Higher tissue shipments, paperboard shipment volume stable transportation Network efficiency improvements and favorable rates due to increased carrier availability energy Lower natural gas prices MAINTENANCE Higher planned maintenance at Idaho in Q1’16 Wages & benefits Better absorption on increased production levels SG&A Timing of profit dependent accruals, lower bad debt expense

Q1’16 vs. Q1’15Consolidated Adjusted EBITDA1 Bridge 6 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure. Price/Mix Lower paperboard pricing, higher mix of commodity grade paperboard sales, higher mix of tissue parent roll sales, partly offset by tissue price increase Volume Higher tissue shipments, higher paperboard shipments Pulp/wood fiber Lower external pulp pricing, higher internal pulp usage Transportation Lower fuel costs Chemicals Lower negotiated polyethylene prices Energy Lower natural gas and other energy prices Op. & PKG. supplies Lower negotiated prices maintenance Major maintenance at Idaho in Q1’15, no major maintenance expense in Q1’16 Wages & Benefits Better absorption on increased production levels

Strategic investment and operational improvement scorecard as of Q1’16 7 Strategic plan announced in Q1’15, expected capex of $237-$249 millionExpected to yield a $115-$145 million Adjusted EBITDA1 increase by 2018In addition, assume an annual $10-$15 million of margin pressure Continuous Digester3 Warehouse Automation4 Other Projects5 Operational Improvements TOTAL STRATEGIC CAPEX2 $148-$158 $40-$42 $49 $0 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure2 Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.3 The Continuous Digester is expected to be completed in Q4’17.4 2015 and Q1’16 Adjusted EBITDA contributions were $.6M and $.4M, respectively.5 2015 and Q1’16 Adjusted EBITDA contributions were $.4M and $.6M, respectively.. 1 1

KEY SEGMENT RESULTS – CONSUMER PRODUCTS (UNAUDITED)

CLEARWATER PAPER

	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16	CONSUMER PRODUCTS CROSS-CYCLE FINANCIAL MODEL
Shipments						
Non-Retail (short tons)[1]	21,107	24,744	21,250	23,077	24,358	
Retail (short tons)	71,102	71,476	76,856	73,004	75,027	
Total Tissue Tons	92,209	96,220	98,106	96,081	99,385	
Converted Products (cases in thousands)[2]	13,025	13,125	13,375	12,624	12,990	
Sales Price						
Non-Retail ($/short ton)[1]	$1,475	$1,430	$1,530	$1,448	$1,477	
Retail ($/short ton)	$2,864	$2,846	$2,787	$2,805	$2,784	
Total Tissue ($/short ton)	$2,546	$2,482	$2,515	$2,479	$2,464	
Segment net sales ($ in thousands)	$235,176	$239,391	$247,039	$238,288	$245,018	
Segment GAAP operating income ($ in thousands)	$12,395	$17,032	$15,521	$10,756	$18,390	
Segment GAAP operating margin	5.3%	7.1%	6.3%	4.5%	7.5%	
Segment Adjusted EBITDA[3] ($ in thousands)	$26,609	$29,874	$30,791	$25,591	$32,581	
Segment Adjusted EBITDA margin[4]	11.3%	12.5%	12.5%	10.7%	13.3%	17.0%

[1] Includes away-from-home (AFH), contract and parent roll tissue products. [2] Includes retail, AFH, and contract tissue case products.
[3] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[4] Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.

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Clearwater Paper Tissue Shipmentsand U.S. Retail Tissue Market 9 U.S. Retail Tissue Market ($) (MultiOutlet)1 Category Private Label BRANDS Total Total RetailTissue Share ($) 23% 77% 100% % ChangeQ1’16 vs. Q4’15 (0.6)% 0.6% -% 1 Data Source: IRI Worldwide data through March 27, 2016.

Q1'16 VS. Q4'15 CONSUMER PRODUCTS ADJUSTED EBITDA[1] BRIDGE

CLEARWATER PAPER

PRICE/MIX	Higher mix of parent roll sales
VOLUME	Higher retail and parent roll sales
PULP	Lower external pulp pricing
TRANSPORTATION	Network efficiency improvements and favorable rates due to increased carrier availability
WAGES & BENEFITS	Better absorption due to increased production levels
SG&A	Timing of profit dependent accruals, lower bad debt expense



SEGMENT ADJ. EBITDA[1] (MILLIONS)
$40
$35
$30
$25
$20
$15
$25.6
$0.6
$1.2
$1.2
$2.0
$1.2
$1.5
$0.5
$32.6
Q4'15 Segment Adj. EBITDA[1]
Price/Mix
Volume
Pulp
Transportation
Wages & Benefits
SG&A
Other
Q1'16 Segment Adj. EBITDA[1]

Previous Outlook vs. Segment Actual

	PRICE/MIX	SHIPMENT VOLUMES	EXTERNAL PULP	CHEMICAL COSTS	OP. & PKG. SUPPLIES	TRANSPORTATION COSTS	ENERGY COSTS	MAINTENANCE	SG&A
Q1'16 OUTLOOK VERSUS Q4'15	0-1% higher ▲	0-1% higher ▲	Cost / shipped ton: stable ▶	Cost / shipped ton: stable ▶	Cost / shipped ton: lower ▼	Cost / shipped ton: stable ▶	Cost / shipped ton: stable ▶	Stable ▶	Stable ▶
Q1'16 ACTUAL VERSUS Q4'15	0-1% lower ▼	0-1% higher ▲	Cost / shipped ton: lower ▼	Cost / shipped ton: stable ▶	Cost / shipped ton: stable ▶	Cost / shipped ton: lower ▼	Cost / shipped ton: stable ▶	Stable ▶	Lower ▼

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

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Key Segment Results – Pulp and Paperboard(Unaudited) 11 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.2 Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales. Pulp and PaperboardCross-Cycle Financial Model Q1’15 Q2’15 Q3’15 Q4’15 Q1’16 Shipments Paperboard (short tons) 191,635 204,983 198,535 201,580 201,340 Sales Price Paperboard ($/short ton) $1,031 $997 $979 $956 $952 Segment net sales ($ in thousands) $198,850 $205,167 $195,183 $193,307 $192,186 Segment GAAP operating income ($ in thousands) $16,194 $27,754 $37,446 $39,467 $35,163 Segment GAAP operating margin 8.1% 13.5% 19.2% 20.4% 18.3% Segment Adjusted EBITDA1 ($ in thousands) $24,421 $34,491 $44,220 $46,268 $41,530 Segment Adjusted EBITDA margin2 12.3% 16.8% 22.7% 23.9% 21.6% 19.0%

Clearwater Paper Paperboard Shipments and U.S. Paperboard Market 12 U.S. Paperboard Production3 Category Clearwater Paper Other Total Domestic SBS1 Market Share 14% 86% Folding 19% 81% Food Service2 16% 84% Liquid Packaging 4% 96% 1 Solid Bleached Sulfate.2 Food Service includes cup, plate, dish and tray products.3 Data Source: American Forest and Paper Association Solid Bleached Domestic Production – March YTD 2016.

Q1'16 VS. Q4'15 PULP AND PAPERBOARD ADJUSTED EBITDA[1] BRIDGE

CLEARWATER PAPER

PRICE/MIX	Lower paperboard pricing
VOLUME	Paperboard shipment volume stable
WOOD FIBER	Higher wood prices at Idaho due to higher regional demand
ENERGY	Lower natural gas pricing
MAINTENANCE	Higher planned maintenance at Idaho in Q1'16



SEGMENT ADJ. EBITDA[1] (MILLIONS)
$50
$45
$40
$35
$46.3
$1.6
$0.0
$1.2
$0.6
$3.0
$0.4
$41.5
Q4'15 Segment Adj. EBITDA[1]
Price/Mix
Volume
Wood Fiber
Energy
Maintenance
Other
Q1'16 Segment Adj. EBITDA[1]

Previous Outlook vs. Segment Actual

	PRICE/MIX	SHIPMENT VOLUMES	WOOD FIBER	CHEMICAL COSTS	OP. & PKG. SUPPLIES	TRANSPORTATION COSTS	ENERGY COSTS	MAINTENANCE	SG&A
Q1'16 OUTLOOK VERSUS Q4'15	Stable ▶	0-1% higher ▲	Cost / shipped ton: slightly higher ▲	Cost / shipped ton: stable ▶	Cost / shipped ton: stable ▶	Cost / shipped ton: stable ▶	Cost / shipped ton: stable ▶	Higher ▲	Stable ▶
Q1'16 ACTUAL VERSUS Q4'15	1% lower ▼	Stable ▶	Cost / shipped ton: slightly higher ▲	Cost / shipped ton: stable ▶	Cost / shipped ton: stable ▶	Cost / shipped ton: stable ▶	Cost / shipped ton: slightly lower ▼	Higher ▲	Stable ▶

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

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Projected 2016 pulp and paperboard maintenance expense of $65 million (Direct and indirect costs) 14

Clearwater Paper Cross-Cycle Financial Model 15 1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

Adjusted Return on Invested Capital1(Unaudited) 16 1 Adjusted Return on Invested Capital (Adjusted ROIC) is defined as [Net Earnings + Interest Expense] / [Tangible Stockholders’ Equity6 + Debt – Excess (Deficit) Cash6] adjusted for non-recurring discrete items. Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.2 2013 Adjusted ROIC Net Earnings was adjusted to remove a benefit of $67.5 million from discrete tax items relating to release of uncertain tax positions.2013 Adjusted ROIC Interest Expense includes debt retirement costs of $17.1 million.3 2014 Adjusted ROIC Net Earnings was adjusted to remove a loss associated with the optimization and sale of the specialty mills totaling $37.0 million after-tax.2014 Adjusted ROIC Interest Expense includes debt retirement costs of $24.4 million. 4 2015 Adjusted ROIC Net Earnings was adjusted to remove a gain associated with the optimization and sale of the specialty mills totaling $.9 million after-tax.5 LTM Ending 3/31/16 Adjusted ROIC Net Earnings was adjusted to remove a gain associated with the optimization and sale of the specialty mills totaling $.8 million after-tax.6 We recently adopted Accounting Standards Update 2015-03, which requires us to retroactively include deferred issuance amounts in Debt for 2011-2015. Adjusted ROIC amounts shown for 2011-2014 have been adjusted accordingly.

SECOND QUARTER 2016 OUTLOOK
(COMPARED TO Q1'16)[1]
ARROWS REPRESENT ADJUSTED EBITDA[2] IMPACT

CLEARWATER PAPER

	CONSUMER PRODUCTS	PULP AND PAPERBOARD	CORPORATE
SHIPMENT VOLUME IMPACT ON ADJUSTED EBITDA[2]	• Slightly lower 2-4% lower ▼	• Slightly higher: 1-3% higher ▲	
PRICE/MIX IMPACT ON ADJUSTED EBITDA[2]	• Higher: 3-5% higher ▲	• Slightly lower: 1–3% lower ▼	
PULP/WOOD FIBER COSTS	• Cost/shipped ton: stable ▶	• Cost/shipped ton: slightly higher ▲	
CHEMICAL COSTS	• Cost/shipped ton: stable ▶	• Cost/shipped ton: stable ▶	
OP. & PKG. SUPPLIES	• Cost/shipped ton: stable ▶	• Cost/shipped ton: stable ▶	
TRANSPORTATION COSTS	• Cost/shipped ton: stable ▶	• Cost/shipped ton: stable ▶	
ENERGY COSTS	• Cost/shipped ton: stable ▶	• Cost/shipped ton: lower ▼	
MAINTENANCE & REPAIRS	• Stable ▶	• Boiler water wash at Arkansas, higher planned maintenance at Idaho ▲	
SG&A	• Slightly Higher ▲	• Stable ▶	• Slightly Lower ▼

[1] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 1.
[2] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

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Q2’16 Outlook1Reconciliation of Non-GAAP Financial Measures (Unaudited) 18 1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.3 Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

BRIDGE TO Q2’16 ADJUSTED EBITDA OUTLOOK1,2 19 1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 Non-GAAP measure – See prior slide for the definition and reconciliation to the most comparable GAAP measure.

Appendix 20

Adjusted Gross Profit& Adjusted SG&AReconciliation of Non-GAAP Financial Measures (Unaudited) 21 1 Gross profit is defined as net sales minus cost of sales.2 Adjusted gross profit and Adjusted selling, general and administrative expenses exclude the impact of the items listed that we do not believe are indicative of our core operating performance.

Segment Adjusted Operating Income (Loss)Reconciliation of Non-GAAP Financial Measures (Unaudited) 22 1 Adjusted operating income (loss) excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

Adjusted Net Earnings & Adjusted Net Earnings per Diluted common shareReconciliation of Non-GAAP Financial Measures (Unaudited) 23 1 All non-tax items are tax effected at the expected annual rate for that period.2 Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.

Adjusted Income Tax ProvisionReconciliation of Non-GAAP Financial Measure (Unaudited) 24 1 Adjusted income tax provision excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

EBITDA & Adjusted EBITDA Reconciliation of Non-GAAP Financial Measures (Unaudited) 25 1 EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings (loss) adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings (loss) computed under GAAP.2 Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

Segment EBITDA & Adjusted EBITDA Reconciliation of Non-GAAPFinancial Measures (Unaudited) 26 1 Segment EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is segment operating income (loss). Segment EBITDA is segment operating income (loss) adjusted for depreciation and amortization. It should not be considered as an alternative to segment operating income (loss) computed under GAAP. 2 Segment Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

Return on Invested Capital, Tangible Stockholders’ Equity & Excess Cash Reconciliation of Non-GAAP Financial Measures (Unaudited) 27 1 Non-GAAP measure.2 Tangible stockholders' equity is defined as stockholders’ equity less Goodwill and Intangible assets, net.3 We recently adopted Accounting Standards Update 2015-03, which requires us to retroactively include deferred issuance amounts in Debt for 2011-2015. Debt amounts shown for 2011-2014 in the table have been adjusted accordingly.4 Excess cash is defined as the sum of Cash and Short-term investments less Operating cash1.5 Operating cash is defined as a minimum amount of available cash deemed by management to be sufficient to avoid operating disruptions due to a mismatch of cash inflows and outflows during an accounting period.Note: Balance sheet items are as of the end of each period presented.

Reconciliation of GAAP to Non-GAAP: Strategic investments1 28 1 Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 Non-GAAP measure – See Appendix for the definition.

For more information:www.clearwaterpaper.com 29